UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

New Horizons Fund	December 31, 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks generated positive returns for the year, but their performance paled in comparison with their spectacular gains in 2013. Small-cap shares significantly underperformed both mid- and large-cap companies in the past 12 months, but growth stocks posted better returns than value shares within the small-cap universe. The fund’s strong stock selection helped it outperform the benchmark index and its Lipper peer group.

The New Horizons Fund returned 6.10% for the 12 months ended December 31, 2014, surpassing the 5.60% return of its benchmark, the Russell 2000 Growth Index, as a result of strong stock selection. The fund outpaced the Lipper Small-Cap Growth Funds Index’s 1.98% return. The New Horizons Fund was in the top 7% of its Lipper small-cap growth funds peer group for the trailing 3-, 5-, and 10-year periods ended December 31, 2014. Based on cumulative total return, Lipper ranked the fund 99 of 530, 31 of 464, 3 of 408, and 7 of 286 for the 1-, 3-, 5-, and 10-year periods ended December 31, 2014, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The broad U.S. equity market continued its upward trend in 2014 as investors were encouraged by U.S. dollar strength, more certainty in Federal Reserve policy, and the potential for higher consumer spending due to falling gasoline prices and low interest rates. While most stock indexes posted healthy annual returns, they were much more muted than the spectacular gains of 2013. Various factors likely helped restrain 2014’s returns, including geopolitical concerns as the conflict between Russia and Ukraine persisted and weak economic data from Europe, China, and Japan that dampened global growth prospects. The Fed’s bond-buying program ended in October. Although the U.S. economy appeared considerably healthier toward the end of 2014—for example, the unemployment rate dropped to 5.6% in December from 6.6% at the beginning of the year—many investors still believed that actual monetary tightening in the U.S. won’t occur until the second half of 2015. Interest rates have remained low, making the U.S. equity market attractive relative to other asset classes.

In a reversal of the trend from 2013, small-cap stocks underperformed large- and mid-cap shares this year despite a surge in small-cap prices in the fourth quarter. The small-cap Russell 2000 Index returned 4.89% versus 9.77% and 13.69% for the S&P MidCap 400 Index and the Standard & Poor’s 500 Index of large-cap stocks, respectively. Within the small-cap universe, growth stocks outperformed value shares for the year.

PORTFOLIO REVIEW

At the start of 2015, it has been almost five years since I took over as portfolio manager of the New Horizons Fund from longtime manager Jack LaPorte. As we have discussed in previous letters, the goal of the fund is to invest in small companies that can become large. We separate our ideas into two groups: emerging growth companies and durable growth companies. Emerging growth companies, which compose about one-third of the fund, are rapidly expanding firms that have the potential to disrupt an industry and build a lasting franchise. Durable growth companies, which constitute approximately two-thirds of the fund, have already reached maturity within their respective sectors. These businesses leverage valuable competitive moats to gain market share and compound capital methodically over time.

In our first five years, we have endeavored to build on the fund’s legacy by adapting its principles to our own investment opportunities. Our best results have come from avoiding short-term stories with aggressive risk profiles in favor of the rare business models that can sustain above-average earnings growth for 10 years or more. Compounding earnings growth can turn a company into a winner in the same way that compounding interest can make an investor wealthy. We give premium consideration to companies with stellar unit economics, sustainable competitive advantages, and strong management teams. We often discount those that grow by way of leverage or macroeconomic trends.

As challenging as it is to select superior businesses, we also have to be disciplined in holding onto our winners. When in doubt, we resist the urge to trade. We believe that if we can just find one or two stocks each year that generate outlier-level performance and hold onto them for an extended period, we will continue to accomplish our goals. As simple as it sounds, this is no easy task. During any given 10-year period, we have found that, on average, only 18 companies with market capitalizations of over $1 billion can grow 20% per year. Among the hundreds of small-cap companies that we study and hold meetings with each year, we want to place our investors’ money among the handful of businesses with genuine potential to become outliers within the portfolio.

As we near our fifth anniversary of managing the fund, we tested our philosophy by studying how influential our best 20 and worst 20 investments have been on our returns in the last five years. While it was not the inspiration for this exercise, we find it noteworthy that Warren Buffett has often advised business school classes to imagine that they have a punch card with only 20 investments available over the course of their entire career. We distinguish our approach by noting that small-caps have a larger dispersion of returns than their large-cap counterparts. Thus, small-cap growth investors need to sort through many more opportunities to find the companies that can drive returns. When we studied the dispersion of three-year returns for small-cap (Russell 2000 Growth Index), mid-cap (Russell Midcap Growth), and large-cap (Russell 1000 Growth) growth companies, we found that the top quartile of performers contributed almost 50% more of the returns for the small-cap index than the top quartile did for the mid- and large-cap indexes. Similarly, the bottom quartile of small-cap stocks performed 20% worse than the losers in mid- and large-caps. Thus, the rewards for success and the penalties for failure are greater for small-cap investors. Our strategy leads us to buy a larger number of companies and focus on holding our winners once they demonstrate sustainable growth.

When we compiled our top 20 contributors and bottom 20 detractors, the results were consistent with our philosophy. Our top 20 contributors generated 117% of our total alpha—meaning that the top 20 investments alone were more significant than the net alpha in the entire portfolio. Similarly, the negative contribution of our bottom 20 investments equaled -24% of our total alpha. When we net out our top 20 and bottom 20 investments, the outliers account for 93% of our alpha, and the rest of the portfolio accounts for only 7%. We measured contribution according to each stock’s performance and the relative weight of that stock within our portfolio compared with its weight within the Russell 2000 Growth Index.

Over the past five years, Regeneron Pharmaceuticals has been our top performer, growing more than fifteen times larger since we took over the portfolio. Regeneron is an innovative commercial-stage biotechnology company that develops drugs to treat cancer, macular degeneration, and auto-inflammatory diseases. We favor the company due to its prolific research and development collaboration with Sanofi-Aventis, which helps offset most of the expenses in its drug pipeline and allows it to make more significant investments in research and development than its peers. Regeneron’s most advanced product, Eylea, treats a disease of the retina that leads to blindness. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Among our other emerging growth companies, Netflix has also been important to the fund. We purchased Netflix in 2011 when investors were still uncertain about its challenging transition from DVD deliveries to online streaming. We thought Netflix could sustain a premier global streaming business despite competition from Hulu and Amazon. When we bought it, the stock faced pressure from its disappointing subscriber results, but the company quickly resumed its subscriber growth and demonstrated that it could expand in international markets. Today, international growth remains strong. We look for Netflix to expand its margins over several years, especially in the United States.

Twitter was another meaningful contributor. We bought this micro-blogging company as a private investment in 2009, when its market value was $1 billion and it had not yet built a platform that it could monetize. At the time, Twitter was an effective product with a large market opportunity, which we saw reflected in its impressive user growth. The service’s growing collection of followers and its real-time streaming ability differentiated it from other social media platforms. Twitter could distribute many developing stories faster than traditional news outlets, which created significant network effects. We believed that the management team had a vision to build a much larger enterprise when we first invested. As it progressed toward its initial public offering (IPO) in 2013, Twitter eventually developed a scalable advertising revenue model that was well-integrated on mobile technology.

While emerging growth companies have been crucial to our returns, we have also seen strong results among our durable growth investments. O’Reilly Automotive was one of our top five contributors in the past five years, and it remains our largest holding as of the end of 2014. O’Reilly is an aftermarket auto parts retailer with a large addressable market that serves both “do-it-yourself” (DIY) and “do-it-for-me” (DIFM) customers. Its industry-leading distribution network features an advanced system of hubs and distribution centers, allowing O’Reilly to stock more inventory and deliver parts to customers faster than its competition. About half of the auto parts retailers in the United States are still independently owned, which gives O’Reilly an opportunity to consolidate the market by leveraging its superior distribution scale. Among hardline retailers, O’Reilly is a rare business that faces limited competition from Amazon for the foreseeable future. As a result, pricing in the industry remains rational.

Within the industrials sector, Roper Industries is another durable growth company has consistently performed well. Roper designs, manufactures, and distributes radio frequency products, industrial technologies, energy systems, imaging products, and software to a variety of niche end-markets. We like its asset-light business model and its merger and acquisition strategy, which focuses on high-growth, high-margin sectors to generate superior cash flow and returns. With industry-leading margins, Chipotle Mexican Grill has similarly differentiated itself within the restaurant sector. Its stores have fantastic unit economics due to Chipotle’s high-quality offerings, and the company benefits from secular tailwinds that support its fast-casual theme. Chipotle continues to innovate in the way it manages customer flow, promotes healthy ingredients, and achieves more efficient preparation. The company’s two new store concepts—pizza-themed “Pizzeria Locale” and Southeast Asia-themed “ShopHouse”—can add to Chipotle’s growth by paralleling the superior concept and execution of the original Chipotle restaurants.

Of course, we have also made our fair share of mistakes in the past five years. Our biggest performance detractor was Green Dot, which we owned from 2010 to 2012. Green Dot provides reloadable prepaid cards to customers without bank accounts through a group of retail partners. We thought Green Dot had a large addressable market and a scalable business model, but we underestimated the impact that internal risk controls and rising competition had on growth expectations. Two of our biggest underperformers were Oasis Petroleum, an oil and natural gas exploration and production company (E&P) that operates in the Bakken and Three Forks formations, and Northern Oil and Gas, which is also a Bakken-focused E&P. Both were impacted when crude oil prices fell below $50 per barrel this year after OPEC voted not to cut production in November in response to growing shale-based supply from the United States. As a result, E&Ps will likely face lower revenues in the near term, and many will have to reduce capacity until prices move higher.

And even though its performance has weighed heavily on the portfolio in recent years, we still have a modest position in HMS Holdings. The company helps cut costs and prevent fraud for private and government health care programs by making sure that the right payer is picking up patient bills. A Medicaid contract delay and the transition from fee for service to managed care have recently diminished the firm’s results. Barring new information that would change our view, we still think health care spending and cost containment can be important secular tailwinds for growth at HMS.

Although our investments in private companies have not been as significant as our public investments in driving our results, private investing has been a positive component of our strategy in our first five years. We look to invest in five to seven private businesses per year. We think our private investing strategy gives us a significant advantage over other small-cap growth funds for two reasons. First, our ability to look at both private and public businesses allows us to apply the insights that we gather in each arena to the other. When a private company comes to our attention, we might already have a deep understanding of the public competitors it faces. Similarly, we can observe early threats to public companies as they emerge in the private markets.

Second, we believe that we have an advantage from taking a longer-term view. Many private investment funds want to ride a private company as fast as possible into an IPO and then sell. We prefer private companies that we would want to own more of on the IPO, not less. Even in our private investments, we are looking for a company that has years of reliable growth ahead of its current business—what we call Act I. When we speak to the management team of a private company, we are not only looking for an Act I, but an Act II as well—a second leg of growth in a new product or market that they can enter once they have exhausted Act I. This early focus on management teams that want to build something sustainable allows us to compound our private investments over long time horizons.

GrubHub provides a good illustration of our private investing strategy. GrubHub is the leading online platform for processing takeout and delivery orders from restaurants in metropolitan markets in the U.S. We bought GrubHub when it was private in 2013 and then added to our position at its 2014 IPO. It is now one of the fund’s largest holdings. After GrubHub combined with Seamless, which dominated the New York City market, we saw it as a fast-growing company with a large addressable market that should benefit from network effects. Another good example is zulily, which we invested in privately in 2011 and held past its IPO in 2014. The company runs a personalized retail marketplace with a handpicked selection from boutique vendors, offering daily deals on apparel, children’s toys, kitchen accessories, and home décor. The stock has pulled back since the IPO, but we think zulily will continue to be a good investment due to its ability to leverage greater sales growth and cost efficiencies, its low capital intensity, and its well-developed mobile platform.

OUTLOOK

Although 2013’s rally in small-cap stocks slowed considerably this year, valuations remain at elevated levels that could signal that the market segment in general remains somewhat overheated. The price-to-earnings ratio of the fund’s holdings at the end of December was 32.7, which was down slightly from June 30 but close to the 2013 year-end level. Based on several measures, small-cap valuations relative to historical ranges also remain fairly elevated compared with large-caps. For example, the fund’s P/E ratio relative to the same measure for the S&P 500 Index on expected 12-month forward earnings was 2.01 at the end of December, down from 2.13 at the beginning of 2014. This indicates that larger-cap stocks still likely offer more near-term value than small-cap companies, although the lagging performance of small-caps this year has made their relative valuations somewhat more reasonable.

While we remain wary of another period of price adjustment in small-cap stocks, the most concentrated period of underperformance may now be behind us. Particularly in this environment, thorough company analysis is an essential element of successful small-cap growth investing. We are confident in our ability to find smaller companies that are poised to grow rapidly and to hold them for the long term, even through the downturns and valuation adjustments that are part of every market cycle. Our overall goal is to own companies that are innovative early-stage or durable growers with the potential to become much larger, successful firms over time as a result of their innovative business models. These stocks have the ability to generate solid long-term returns for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

January 28, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Alpha: Excess return above that of the benchmark.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Initial public offering: The first sale of stock to the public by a formerly private company.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the performance of 400 U.S. mid-cap companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/14

Best Contributors		Worst Contributors	
Puma Biotechnology	31¢	zulily	-20¢
InterMune*	28	Pandora Media	-17
Avanir Pharmaceuticals	20	SM Energy	-16
Sapient	20	Diamondback Energy	-15
O'Reilly Automotive	19	Oasis Petroleum	-14
SS&C Technologies	17	Aimia	-13
Allegiant Travel	15	Netflix	-12
Concur Technologies*	14	CARBO Ceramics*	-12
Incyte	14	MakeMyTrip	-11
Regeneron Pharmaceuticals	13	Kate Spade	-11
Total	191¢	Total	-141¢

12 Months Ended 12/31/14

Best Contributors		Worst Contributors	
InterMune*	57¢	Twitter	-37¢
O'Reilly Automotive	29	Youku Tudou	-24
Restoration Hardware	25	Financial Engines	-20
Avanir Pharmaceuticals	24	Quiksilver	-19
Allegiant Travel	23	Groupon*	-19
Puma Biotechnology	21	Lumber Liquidators	-19
Incyte	21	zulily	-17
Illumina	20	SM Energy	-16
Regeneron Pharmaceuticals	18	Aimia	-14
Sapient	17	DigitalGlobe	-13
Total	255¢	Total	-198¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 95.4%		
CONSUMER DISCRETIONARY 20.5%		
Distributors 0.5%		
Core-Mark Holding (1)	1,304,000	80,757
		80,757
Hotels, Restaurants & Leisure 5.8%		
Bloomin Brands (2)	325,900	8,069
Chipotle Mexican Grill (2)	138,100	94,531
Choice Hotels International	2,463,313	137,995
Dunkin Brands	3,091,100	131,835
Fiesta Restaurant (1)(2)	2,127,316	129,341
Krispy Kreme (1)(2)	4,795,750	94,668
Panera Bread, Class A (2)	136,900	23,930
Papa John's International	1,511,700	84,353
Vail Resorts (1)	2,089,300	190,398
		895,120
Household Durables 1.0%		
Harman International	1,405,500	149,981
		149,981
Internet & Catalog Retail 4.5%		
Blue Nile (1)(2)	1,461,488	52,628
coupons.com (2)	1,882,087	33,407
Ctrip.com International, ADR (2)	1,754,600	79,835
Liberty TripAdvisor Holdings, Class A (2)	1,338,664	36,010
Liberty Ventures, Series A (2)	96,602	3,644
MakeMyTrip (1)(2)	4,642,398	120,656
Netflix (2)	408,400	139,514
Priceline (2)	25,414	28,977
Vipshop Holdings, ADR (2)	3,142,900	61,412
Wayfair, Class A (1)(2)	660,810	13,117
Wayfair, Class B, Acquisition Date: 3/5/14 Cost $36,498 (1)(2)(3)	1,391,661	26,243

Wolverine World Wide	1,813,500	53,444
		225,956
Total Consumer Discretionary		3,151,324
CONSUMER STAPLES 4.2%		
Beverages 0.3%		
Boston Beer, Class A (2)	151,951	43,996
		43,996
Food & Staples Retailing 2.5%		
Diplomat Pharmacy (2)	680,300	18,620
Diplomat Pharmacy, Acquisition Date: 1/23/14 Cost $27,468 (2)(3)	1,640,500	42,655
PriceSmart (1)	2,089,000	190,559
Sprouts Farmers Market (2)	4,225,200	143,572
		395,406
Food Products 1.1%		
Flowers Foods	6,784,955	130,203
J & J Snack Foods	319,600	34,763
		164,966
Household Products 0.3%		
WD-40	505,400	42,999
		42,999
Total Consumer Staples		647,367
ENERGY 2.4%		
Energy Equipment & Services 0.8%		
Exterran Holdings	513,300	16,723
Forum Energy Technologies (2)	1,468,700	30,446
RigNet (1)(2)	1,319,200	54,127

SEACOR Holdings (2)	374,200	27,620
		128,916
Oil, Gas & Consumable Fuels 1.6%		
Cloud Peak Energy (2)	353,400	3,244
Diamondback Energy (2)	1,658,234	99,129
NuVista Energy (CAD) (2)	4,415,200	28,160
Oasis Petroleum (2)	1,115,000	18,442
PDC Energy (2)	543,700	22,439
Seven Generations Energy (CAD) (2)	1,248,000	18,788
Seven Generations Energy, Class A Acquisition Date: 12/18/13 - 4/3/14, Cost $27,860 (CAD) (2)(3)	2,421,910	34,637
SM Energy	395,000	15,239
Emerald Oil, Warrants, 2/4/16 Acquisition Date: 2/4/11, Cost $0 (2)(3)	177,500	7
		240,085
Total Energy		369,001
FINANCIALS 4.8%		
Banks 2.4%		
Signature Bank (2)	1,467,500	184,846
SVB Financial Group (2)	721,600	83,756
Texas Capital Bancshares (2)	899,670	48,879
Western Alliance Bancorp (2)	1,657,517	46,079
		363,560
Capital Markets 0.6%		
Artisan Partners Asset Management	1,031,600	52,127
Financial Engines	1,123,700	41,071
		93,198
Diversified Financial Services 0.9%		
Capitol Acquisition Corp. II, Equity Units (1)(2)	1,559,200	15,654
CBOE Holdings	867,584	55,022

MSCI, Class A	1,342,800	63,703
		134,379
Insurance 0.8%		
First American Financial	2,806,315	95,134
Infinity Property & Casualty	418,821	32,358
		127,492
Real Estate Management & Development 0.0%		
Redfin, Acquisition Date: 2/11 - 4/2/14, Cost $623 (1)(2)(3)(4)	245,405	810
WeWork, Class A, Acquisition Date: 12/9/14 Cost $2,626 (1)(2)(3)(4)	157,722	2,626
		3,436
Thrifts & Mortgage Finance 0.1%		
PennyMac Financial Services (2)	578,600	10,010
		10,010
Total Financials		732,075
HEALTH CARE 18.0%		
Biotechnology 8.0%		
Abcam (GBP)	9,376,530	67,902
ACADIA Pharmaceuticals (2)	1,969,100	62,519
Acceleron Pharma (2)	803,608	31,309
Alexion Pharmaceuticals (2)	419,500	77,620
Alkermes (2)	879,500	51,504
Bluebird Bio (2)	430,300	39,467
Calithera Biosciences (2)	265,600	5,365
Calithera Biosciences, Series D Acquisition Date: 10/7/13 - 1/1/14, Cost $2,901 (2)(3)	344,944	6,619
Chimerix (2)	674,400	27,151
Clovis Oncology (2)	671,669	37,613
Exelixis (2)	5,855,800	8,432
Incyte (2)	2,861,400	209,197

Intrexon (2)	160,600	4,421
Ironwood Pharmaceuticals (2)	314,000	4,811
Neurocrine Biosciences (2)	3,460,200	77,301
Ophthotech (2)	398,423	17,877
Pharmacyclics (2)	830,100	101,488
Portola Pharmaceuticals (2)	148,600	4,208
Prothena (2)	1,055,600	21,914
Puma Biotechnology (2)	933,011	176,591
Regeneron Pharmaceuticals (2)	339,200	139,157
Seattle Genetics (2)	289,600	9,305
Sunesis Pharmaceuticals (2)	1,896,800	4,837
TESARO (2)	480,681	17,877
Ultragenyx Pharmaceutical (2)	616,900	27,070
		1,231,555
Health Care Equipment & Supplies 3.6%		
Align Technology (2)	752,600	42,078
Dexcom (2)	2,762,500	152,076
EnteroMedics (2)	1,682,600	2,389
EnteroMedics, Warrants, 6/8/16 (2)	908,400	91
EnteroMedics, Warrants, 9/28/16 (2)	128,400	23
GenMark Diagnostics (2)	1,141,033	15,529
HeartWare International (2)	153,500	11,272
IDEXX Laboratories (2)	923,600	136,942
Oxford Immunotec Global (2)	376,500	5,128
Semler Scientific (2)	186,217	365
Sirona Dental Systems (2)	1,612,297	140,866
Tornier (2)	1,445,567	36,862
		543,621
Health Care Providers & Services 1.5%		
Acadia Healthcare (2)	640,200	39,186
Air Methods (2)	1,035,700	45,602
Henry Schein (2)	921,800	125,503

MWI Veterinary Supply (2)	30,700	5,216
Team Health Holdings (2)	338,800	19,491
		234,998
Health Care Technology 2.2%		
athenahealth (2)	1,015,900	148,017
Castlight Health (1)(2)	2,003,251	23,438
HMS Holdings (2)	1,486,110	31,416
Medidata Solutions (2)	2,204,400	105,260
Veeva Systems, Class A (2)	1,296,600	34,243
		342,374
Life Sciences Tools & Services 1.3%		
Bruker (2)	4,948,100	97,082
Illumina (2)	572,300	105,635
		202,717
Pharmaceuticals 1.4%		
Alexza Pharmaceuticals, Warrants, 10/20/16 Acquisition Date: 10/5/09, Cost $79 (2)(3)	63,000	1
Avanir Pharmaceuticals (2)	6,279,900	106,444
Medicines Company (2)	733,900	20,307
Pacira Pharmaceuticals (2)	881,100	78,118
Supernus Pharmaceuticals (2)	469,500	3,897
Zeneca, Acquisition Date: 7/18/13, Cost $0 (2)(3)(4)	288,910	734
		209,501
Total Health Care		2,764,766
INDUSTRIALS & BUSINESS SERVICES 16.2%		
Aerospace & Defense 0.4%		
DigitalGlobe (2)	1,479,587	45,823
HEICO, Class A	366,745	17,369
		63,192

Airlines 1.5%		
Allegiant Travel (1)	1,558,200	234,244
		234,244
Building Products 1.9%		
A.O. Smith	751,600	42,398
Armstrong Worldwide Industries (2)	1,770,900	90,528
Lennox International	1,627,500	154,727
		287,653
Commercial Services & Supplies 2.2%		
Healthcare Services	1,794,100	55,491
Mobile Mini (1)	4,574,677	185,320
MSA Safety	374,379	19,876
US Ecology	687,006	27,563
Waste Connections	1,149,700	50,575
		338,825
Electrical Equipment 1.6%		
Acuity Brands	973,200	136,316
Franklin Electric (1)	2,939,900	110,334
		246,650
Industrial Conglomerates 1.4%		
Roper Industries	1,408,300	220,188
		220,188
Machinery 4.7%		
Colfax (2)	1,517,200	78,242
Energy Recovery (1)(2)	2,975,563	15,681
EnPro Industries (2)	543,964	34,139
Graco	1,599,057	128,212
Middleby (2)	149,300	14,796
RBC Bearings	717,189	46,280
Rexnord (2)	4,925,296	138,943

Rotork (GBP)	1,092,904	39,329
Toro	1,685,100	107,526
Valmont Industries	573,600	72,847
WABCO Holdings (2)	499,100	52,296
		728,291
Professional Services 2.1%		
Advisory Board (1)(2)	2,506,300	122,759
Corporate Executive Board	337,600	24,486
Trinet (2)	1,770,789	55,390
WageWorks (1)(2)	1,805,000	116,549
		319,184
Trading Companies & Distributors 0.4%		
Beacon Roofing Supply (2)	1,899,100	52,795
		52,795
Total Industrials & Business Services		2,491,022
INFORMATION TECHNOLOGY 24.5%		
Communications Equipment 1.3%		
ADTRAN	2,027,000	44,189
Aruba Networks (2)	2,498,000	45,414
Ciena (2)	999,000	19,390
Finisar (2)	1,899,000	36,859
Palo Alto Networks (2)	449,000	55,034
		200,886
Electronic Equipment, Instruments & Components 1.4%		
Control4 (2)	999,000	15,355
FARO Technologies (2)	296,000	18,553
FEI	910,700	82,282
InvenSense (2)	1,124,000	18,276
National Instruments	1,499,000	46,604

Trimble Navigation (2)	1,384,000	36,731
		217,801

Internet Software & Services 10.5%

Angie's List (2)	860,150	5,359
Atlassian, Class A1, GDR, Acquisition Date: 4/9/14 Cost $2,684 (2)(3)(4)	167,746	3,187
Atlassian, Class A2, GDR, Acquisition Date: 4/9/14 Cost $9,656 (2)(3)(4)	603,476	11,466
Atlassian, Class A3, GDR, Acquisition Date: 4/9/14 Cost $1,849 (2)(3)(4)	115,556	2,196
Atlassian, Series 1, GDR, Acquisition Date: 4/9/14 Cost $4,711 (2)(3)(4)	294,456	5,595
Atlassian, Series 2, GDR, Acquisition Date: 4/9/14 Cost $12,614 (2)(3)(4)	788,399	14,980
Atlassian, Series A, GDR, Acquisition Date: 4/9/14 Cost $9,328 (2)(3)(4)	583,019	11,077
Bazaarvoice (1)(2)	5,483,784	44,090
CoStar Group (2)	842,500	154,708
Elance-oDesk, Acquisition Date: 1/30 - 5/21/13 Cost $290 (1)(2)(3)(4)	40,859	233
Endurance International Group Holdings (2)	4,581,408	84,435
Eventbrite, Acquisition Date: 6/28/13, Cost $2,217 (1)(2)(3)(4)	179,516	2,941
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(2)(3)(4)	190,876	2,481
GrubHub (1)(2)	5,755,594	209,043
HomeAway (2)	2,511,000	74,778
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (2)(3)(4)	87,760	6,575
LendingClub, Acquisition Date: 4/16 - 5/14/14 Cost $20,058 (1)(2)(3)	1,972,030	47,398
Marketo (1)(2)	2,622,000	85,792
New Relic (1)(2)	157,431	5,485
Opower (2)	346,000	4,924
Pandora Media (2)	4,640,300	82,737
Rackspace Hosting (2)	2,028,400	94,949
Shutterstock (1)(2)	2,547,220	176,013
SPS Commerce (1)(2)	999,000	56,573

SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $36,107 (2)(3)(4)	2,194,941	36,107
Telecity (GBP)	6,447,109	80,790
Textura (2)	1,046,000	29,780
Wix.com (2)	1,387,621	29,140
Xoom (1)(2)	4,145,773	72,593
Youku Tudou, ADR (2)	2,441,518	43,483
Youku.com, Class A, Acquisition Date: 9/15/10-6/14/11 Cost $0 (2)(3)	6	—
Zillow (2)	1,324,500	140,251
		1,619,159
IT Services 2.8%		
CoreLogic (2)	642,700	20,303
Gartner (2)	1,778,126	149,736
Sapient (1)(2)	7,861,956	195,605
WEX (2)	690,200	68,275
		433,919
Semiconductor & Semiconductor Equipment 1.5%		
Cavium (2)	674,500	41,698
Diodes (2)	699,500	19,285
Fairchild Semiconductor, Class A (2)	674,500	11,385
PDF Solutions (2)	700,000	10,402
PMC-Sierra (2)	6,296,000	57,671
Semtech (2)	1,977,000	54,506
Silicon Laboratories (2)	547,600	26,077
Teradyne	467,700	9,256
		230,280
Software 6.9%		
Aveva (GBP)	536,501	10,983
Barracuda Networks (2)	270,000	9,677
Bottomline Technologies (1)(2)	2,250,000	56,880
Cadence Design Systems (2)	700,000	13,279

TELECOMMUNICATION SERVICES 0.8%		
Wireless Telecommunication Services 0.8%		
Sarana Menara Nusantara (IDR) (2)	354,891,900	118,925
Total Telecommunication Services		118,925
Total Miscellaneous Common Stocks 3.7% (5)		566,831
Total Common Stocks (Cost $9,345,835)		14,658,982
CONVERTIBLE PREFERRED STOCKS 2.5%		
CONSUMER DISCRETIONARY 0.2%		
Internet & Catalog Retail 0.0%		
Evolve Vacation Rental Network, Series 4 Acquisition Date: 8/15/14, Cost $906 (1)(2)(3)(4)	718,332	906
Peixe Urbano, Series C, Acquisition Date: 12/5/11 - 12/26/14 Cost $18,842 (2)(3)(4)	603,212	259
		1,165
Media 0.0%		
Glam Media, Series M-1, Acquisition Date: 7/2/07 - 3/19/08 Cost $10,541 (2)(3)(4)	805,923	2,327
Glam Media, Series M-1, Escrow Acquisition Date: 7/2/07 - 3/19/08, Cost $1,479 (2)(3)(4)	115,132	—
TrialPay, Series D, Acquisition Date: 7/1/11 - 9/30/13 Cost $8,376 (2)(3)(4)	2,750,132	3,349
		5,676
Specialty Retail 0.2%		
Chewy.com, Series C, Acquisition Date: 8/7/14 Cost $22,820 (1)(2)(3)(4)(6)	6,370,725	22,820
		22,820
Total Consumer Discretionary		29,661

FINANCIALS 0.3%

Real Estate Management & Development 0.3%

Redfin, Series B, Acquisition Date: 12/10/13 Cost $8,203 (1)(2)(3)(4)	3,377,516	11,138
Redfin, Series F, Acquisition Date: 11/7/13 Cost $12,534 (1)(2)(3)(4)	5,161,171	17,020
Redfin, Series G, Acquisition Date: 12/16/14 Cost $4,514 (1)(3)(4)	1,368,850	4,514
WeWork, Series D1, Acquisition Date: 12/9/14 Cost $13,052 (1)(2)(3)(4)	783,879	13,052
WeWork, Series D2, Acquisition Date: 12/9/14 Cost $10,256 (1)(2)(3)(4)	615,906	10,256
Total Financials		55,980

HEALTH CARE 0.1%

Biotechnology 0.0%

Spark Therapeutics, Series B, Acquisition Date: 5/23/14 Cost $2,732 (2)(3)(4)	1,696,955	2,732
		2,732

Health Care Technology 0.1%

Doximity, Series C, Acquisition Date: 4/10/14 Cost $5,701 (2)(3)(4)	1,182,668	5,701
		5,701
Total Health Care		8,433

INFORMATION TECHNOLOGY 1.9%

Internet Software & Services 0.9%

Cloudera, Series F, Acquisition Date: 2/5/14 Cost $14,583 (2)(3)(4)	1,001,546	27,871
Elance-oDesk, Series A-1, Acquisition Date: 3/13/12 - 4/24/14 Cost $10,078 (1)(2)(3)(4)	1,101,889	6,479
Elance-oDesk, Series A-2, Acquisition Date: 3/13/12 - 4/24/14 Cost $941 (1)(2)(3)(4)	102,917	588

Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $16,608 (1)(2)(3)(4)	7,238,750	16,608
		58,281
Technology Hardware, Storage & Peripherals 0.5%		
Pure Storage, Series E, Acquisition Date: 8/22/13 Cost $27,279 (2)(3)(4)	3,935,512	61,889
Pure Storage, Series F, Acquisition Date: 4/17/14 Cost $9,122 (2)(3)(4)	580,036	9,122
		71,011
Total Information Technology		288,862
Total Convertible Preferred Stocks (Cost $379,400)		382,936
CONVERTIBLE BONDS 0.0%		
Reed Krakoff International, 8.00%, 6/26/15 Acquisition Date: 12/29/14, Cost $1,030, (1)(3)(4)	1,030,205	1,030
Total Convertible Bonds (Cost $1,030)		1,030
CORPORATE BONDS 0.1%		
Central European Media Enterprises, PIK, 15.00%, 12/1/17	6,421,836	6,825
Glam Media, 9.00%, 12/2/15 Acquisition Date: 7/2/07 - 3/19/08, Cost $1,767 (3)(4)	1,766,622	1,396
Glam Media, Escrow, 9.00%, 12/2/15 Acquisition Date: 7/2/07 - 8/1/12, Cost $65 (3)(4)	64,536	—
Total Corporate Bonds (Cost $8,253)		8,221
SHORT-TERM INVESTMENTS 2.2%		
Money Market Funds 2.2%		
T. Rowe Price Reserve Investment Fund, 0.07% (1)(7)	337,239,399	337,239
Total Short-Term Investments (Cost $337,239)		337,239

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/14	Value 12/31/13
Advisory Board	$ 28,832	$ 29,451	$ —	$ 122,759	$ 162,530
Aimia	20,661	52,552	5,152	*	177,121
Allegiant Travel	9,584	8,243	3,898	234,244	163,212
Annie's	16,960	35,951	—	—	*
Apptio, Series D	—	—	—	13,946	13,821
Apptio, Series E	—	—	—	1,833	1,817
Bazaarvoice	4,488	16,954	—	44,090	47,388
BJ's Restaurants	—	64,168	—	—	55,597
Blue Nile	—	11,385	—	52,628	83,132
Bottomline Technologies	13,081	264	—	56,880	*
Calithera Biosciences	2,666	10	—	*	—
Calithera Biosciences Series D ‡	543	—	—	*	*
Capitol Acquisition Corp. II, Equity Units	—	202	—	15,654	15,952
Castlight Health +	5,456	935	—	23,438	11,459
Chewy.com, Series C	22,820	—	—	22,820	—
Core-Mark Holding	19,097	5,055	593	80,757	*
Coupons.com #	10,793	1,749	381	*	880
Elance-oDesk ++	—	—	—	233	301
Elance-oDesk Series A-1**	—	—	—	6,479	8,356
Elance-oDesk Series A-2**	—	—	—	588	781
Elance-oDesk, Series B-1	4,529	—	—	4,529	—
Energy Recovery	5,089	82	—	15,681	*
EnPro Industries	4,817	55,822	—	*	96,212
Eventbrite	—	—	—	2,941	2,216
Eventbrite, Series A	—	—	—	2,459	1,853
Eventbrite, Series C	—	—	—	3,584	2,701
Eventbrite, Series F	—	—	—	12,116	9,131
Eventbrite, Series F-1	27,374	—	—	27,374	—

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/14
Investment Income (Loss)	
Income	
Dividend	$ 71,486
Interest	2,073
Securities lending	669
Total income	74,228
Expenses	
Investment management	99,719
Shareholder servicing	21,179
Prospectus and shareholder reports	572
Custody and accounting	543
Registration	296
Legal and audit	327
Directors	77
Proxy and annual meeting	8
Miscellaneous	454
Total expenses	123,175
Net investment loss	(48,947)
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	1,902,991
Futures	17,778
Foreign currency transactions	(75)
Net realized gain	1,920,694
Change in net unrealized gain / loss	
Securities	(979,564)
Futures	(17,797)
Other assets and liabilities denominated in foreign currencies	(5)
Change in net unrealized gain / loss	(997,366)
Net realized and unrealized gain / loss	923,328
INCREASE IN NET ASSETS FROM OPERATIONS	$ 874,381

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $244,000 for the year ended December 31, 2014.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2014, the fund realized $94,320,000 of net gain on $181,761,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2014, totaled $56,340,000 for the year ended December 31, 2014. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Investments in Securities	Market Value (000s)	Valuation Technique(s)	Significant Unobservable Input(s)	Value or Range of Input(s)	Impact to Valuation from an Increase in Input*
Common Stocks	$ 62,879	Recent comparable transaction price(s)#	–	–	–
	48,501	Market comparable	Enterprise value to sales multiple	8x	Increase
			Price to free cash flow	30x	Increase
	734	Estimated liquidation value#	–	–	–
Convertible Preferred Stocks	325,825	Recent comparable transaction price(s)#	–	–	–
	2,327	Recent comparable transaction price(s)	Discount for lack of marketability	44%	Decrease
	6,479	Recent comparable transaction price(s)	Premium for liquidation preference	3%	Increase
	27,871	Recent comparable transaction price(s)	Discount for non-controlling interest	10%	Decrease
	3,349	Market comparable	Discount for lack of marketability	10%	Decrease
			Price to sales multiple	1.6x	Increase
			Enterprise value to sales multiple	1.4x	Increase

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2014, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2014, the fund recognized $17,778,000 of realized gain on Futures and a $(17,797,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2014, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,079,692,000 and $7,090,182,000, respectively, for the year ended December 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized for tax purposes as follows:

At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $120,000 for Price Associates; $3,116,000 for T. Rowe Price Services, Inc.; and $4,834,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2014, the fund was charged $227,000 for shareholder servicing costs related to the college savings plans, of which $142,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2014, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2014, the fund was allocated $81,000 of Spectrum Funds’ expenses and $2,045,000 of Retirement Funds’ expenses. Of these amounts, $953,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2014, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds and 8% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

● $47,509,000 from short-term capital gains,

● $1,757,312,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $29,232,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $29,232,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009 to
Ph.D.	present); Director, BioMed Realty Trust (2013 to present); Director,
(1944)	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
2009
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[165]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[165]	Officer (2007), and Director, Starwood Hotels & Resorts, a hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present); Chairman of Compensation Committee
[165]	and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies
(2008 to 2011)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present); Director, General Growth
[165]	Properties, Inc. (2010 to 2013); Director, BXMT (formerly Capital
Trust, Inc.), a real estate investment company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Horizons Fund	Principal Occupation(s)

Francisco M. Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ziad Bakri, M.D., CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Vice President, Cowen
and Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael F. Blandino (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Barry Henderson (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amit Seth (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Corey D. Shull, CFA (1983)	Vice President, T. Rowe Price Group, Inc.
Vice President
Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.
Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International
J. David Wagner, CFA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company
Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President
Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 13, 2015